                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the Registrant   [x]
Filed by a Party other than the Registrant   [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
     RULE 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule 14a-12
                            Scudder High Income Trust
                        Scudder Multi-Market Income Trust
                         Scudder Municipal Income Trust
                    Scudder Strategic Municipal Income Trust
                         Scudder Strategic Income Trust
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1. Title of each class of securities to which transaction applies:

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     2. Aggregate number of securities to which transaction applies:

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     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4. Proposed maximum aggregate value of transaction:

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     5. Total fee paid:

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[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     6. Amount previously paid:

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     7. Form, Schedule or Registration Statement No.:

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     8. Filing Party:

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     9. Date Filed:

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

                           SCUDDER HIGH INCOME TRUST
                       SCUDDER MULTI-MARKET INCOME TRUST
                         SCUDDER MUNICIPAL INCOME TRUST
                    SCUDDER STRATEGIC MUNICIPAL INCOME TRUST
                         SCUDDER STRATEGIC INCOME TRUST
                           222 SOUTH RIVERSIDE PLAZA
                            CHICAGO, ILLINOIS 60606

                 NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
                        MAY 25, 2005 AND PROXY STATEMENT

                                                                  April 25, 2005

To the Shareholders:

You are invited to attend a joint annual meeting of the shareholders of Scudder High Income Trust ("KHI"), Scudder Multi-Market Income Trust ("KMM"), Scudder Municipal Income Trust ("KTF"), Scudder Strategic Municipal Income Trust ("KSM") and Scudder Strategic Income Trust ("KST") (individually, a "Fund" and collectively, the "Funds"). The meeting will be held at the offices of Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), 345 Park Avenue, New York, New York 10154, on Wednesday, May 25, 2005 at 11:00 a.m. Eastern time, for the following purposes and to transact such other business, if any, as may properly come before the meeting:

1. To elect Trustees to the Board of each Fund as outlined below:

  (a) For KHI, KMM and KST only, to elect nine Trustees to the Board of each Fund; and

  (b) For KTF and KSM only, to elect nine Trustees to the Board of each Fund with seven Trustees to be elected by the holders of Preferred and Common Shares voting together and two Trustees to be elected by holders of the Preferred Shares only.

2. To ratify the selection of Ernst & Young LLP as independent auditors of each Fund for the current fiscal year.

The Board of each Fund has fixed the close of business on March 31, 2005 as the record date (the "Record Date") for determining the shareholders of each Fund entitled to notice of and to vote at the meeting or any adjournments or postponements thereof. Shareholders are entitled to one vote for each share held.

THE BOARD OF EACH FUND RECOMMENDS THAT YOU VOTE FOR ALL ITEMS

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PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD. SIGN, DATE
AND RETURN YOUR PROXY CARD IN THE ENVELOPE PROVIDED. TO SAVE YOUR FUND THE COST OF ADDITIONAL SOLICITATIONS, PLEASE MAIL YOUR PROXY CARD. IF YOU WISH TO ATTEND THE MEETING AND VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL STILL BE ABLE TO DO SO.
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The accompanying proxy is solicited by the Board of each Fund for voting at the joint annual meeting of shareholders to be held on May 25, 2005, and at any and all postponements or adjournments thereof (the "Meeting"). The shareholders of each Fund will vote separately on the items presented at the Meeting. This proxy statement was first mailed to shareholders on or about April 25, 2005.

The Board of each Fund recommends shareholders vote FOR ITEMS 1 AND 2. The vote required to approve both items is described under "Miscellaneous."

The Board of each Fund has fixed the close of business on March 31, 2005 as the Record Date for the determination of shareholders entitled to notice of and to vote at the Meeting. As of the Record Date, shares of the Funds were issued and outstanding as follows:

FUND                                                           SHARES
----                                                           ------
KHI........................................................  31,762,042
KMM........................................................  20,438,170
KTF
  Common...................................................  38,832,628
  Preferred................................................      53,000
KSM
  Common...................................................  10,871,154
  Preferred................................................       2,800
KST........................................................   3,486,273

KTF AND KSM ONLY. Pursuant to the Amended and Restated Agreement and Declaration of Trust of each Fund, the Boards may authorize separate classes of shares of beneficial interest. The Board of each Fund has authorized, and each Fund has issued, common shares of beneficial interest (the "Common Shares") and preferred shares of beneficial interest (the "Preferred Shares"). The Common Shares and the Preferred Shares have different powers, rights, preferences and privileges, qualifications, limitations and restrictions with respect to, among other things, dividends, liquidation, redemption and voting as more fully set forth in the Certificate of Designation for Preferred Shares that established the

Preferred Shares. For KTF, the Common Shares were first issued on October 20, 1988 and the Preferred Shares were first issued on July 24, 1989 (Series A, B, C and D) and November 24, 1999 (Series E). For KSM, the Common Shares were first issued on March 22, 1989 and the Preferred Shares were first issued on September 21, 1999. At the Meeting, the holders of the Preferred Shares, voting as a separate class, are entitled to elect two Trustees, and the holders of the Common Shares and the Preferred Shares, voting together as a single class, are entitled to elect the seven remaining Trustees. On Item 2, the holders of the Common Shares and Preferred Shares will vote together as a single class.

The following table identifies the Funds entitled to vote on each Proposal.

                                        PROPOSAL                             PAGE
                                        --------                             ----
Item 1:  1.a.  To elect nine Trustees to the Board of the Fund.
               KHI, KMM and KST...........................................     3
         1.b.  To elect nine Trustees to the Board of the Fund with seven
               Trustees to be elected by the holders of Preferred and
               Common Shares voting together and two Trustees to be
               elected by holders of the Preferred Shares only.
               KTF and KSM................................................     4
Item 2:        To ratify the selection of Ernst & Young LLP as the
               independent auditors for the Fund for the Fund's current
               fiscal year.
               All Funds..................................................    18

                   ITEM 1. ELECTION OF TRUSTEES TO THE BOARDS

THE BOARD OF EACH FUND RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES NAMED BELOW.

At the Meeting, shareholders of each Fund will be asked to elect nine individuals to constitute the Board of Trustees of each Fund. Board members are elected annually pursuant to each Trust's Declaration of Trust and By-Laws. The nine individuals nominated for election as Trustees of each Fund were nominated after careful consideration by each Fund's present Board of Trustees. The nominees are listed below. The nine nominees are currently Trustees of each Fund and are currently trustees or directors of other funds advised by DeIM. All the nominees except Messrs. McClayton and Wadsworth were last elected to each Board at the previous joint annual meeting of shareholders. Messrs. McClayton and Wadsworth were appointed to each Board on December 30, 2004 and will be standing for election for the first time. One of the nominees, Mr. Shiebler, is a senior executive officer of DeIM and is an "interested person" (an "Interested Person") of the Funds within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), due to the fact that he is an officer of the Advisor. He is referred to as an "Interested Trustee." Each of the remaining eight nominees is not an Interested Person of the Advisor or the Funds within the meaning of the 1940 Act and is referred to as a "Non-interested Trustee" or "Independent Trustee." Except for Mr. Wadsworth, these eight nominees, together with two Independent Trustees who will be retiring from the Funds' Board coincident with the Meeting (Mr. Lewis A. Burnham and Mr. John G. Weithers), currently oversee 82 fund portfolios in the Scudder Fund Complex; Mr. Wadsworth currently oversees 85 fund portfolios in the Scudder Fund Complex. Mr. Shiebler currently oversees 137 fund portfolios in the Scudder Fund Complex. The nominees are often referred to as the "Chicago Board."

The persons named as proxies on the enclosed proxy card(s) will vote for the election of all the nominees (as to each relevant Fund) unless authority to vote for any or all of the nominees is withheld in the proxy. Each Trustee so elected will serve as a Trustee of the respective Fund until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor or until such Trustee sooner dies, resigns or is removed as provided in the organizational documents of each Fund.

KTF AND KSM ONLY. As indicated above, holders of the Preferred Shares are entitled to elect two Trustees. Messrs. Shiebler and Wadsworth are nominees for election by holders of the Preferred Shares of each Fund. In addition, seven other Trustees are to be elected by holders of the Common Shares and the Preferred Shares, voting together as a single class. Ms. Peterson and Messrs. Ballantine, Dunaway, Edgar, Freeman, Hoffman and McClayton are nominees for election by all shareholders.

All the nominees listed below have consented to serve as Trustees of the respective Funds, if elected. In case any nominee shall be unable or shall fail to act as a Trustee by virtue of an unexpected occurrence, persons named as proxies will vote in their discretion for such other nominee or nominees as the current Trustees may recommend. The address of each nominee is c/o Deutsche Investment Management Americas Inc., 222 South Riverside Plaza, Chicago, Illinois 60606. The information below is as of December 31, 2004.

NOMINEES FOR ELECTION AS TRUSTEES

                             NON-INTERESTED PERSONS

NAME, AGE, POSITION WITH FUNDS,                                NUMBER OF FUNDS
PRINCIPAL OCCUPATION(S) FOR PAST       YEAR FIRST BECAME A     IN SCUDDER FUND
5 YEARS, AND OTHER DIRECTORSHIPS          BOARD MEMBER       COMPLEX OVERSEEN(1)
--------------------------------       -------------------   -------------------
SHIRLEY D. PETERSON (63), Chairperson   2001-All Funds                86
of the Board; Retired; formerly,
President, Hood College (1995-2000);
Partner, Steptoe & Johnson (law
firm); Commissioner, Internal Revenue
Service; Assistant Attorney General
(Tax), U.S Department of Justice;
Director, Federal Mogul Corp.
(supplier of automotive components
and subsystems); AK Steel (steel
production); Goodyear Tire & Rubber
Co.; Champion Enterprises, Inc.
(manufactured home building);
Trustee, Bryn Mawr College; formerly,
Director, Bethlehem Steel Corp.
JOHN W. BALLANTINE (59), Trustee;       2001-All Funds                86
Retired; formerly, Executive Vice
President and Chief Risk Management
Officer, First Chicago NBD
Corporation/ The First National Bank
of Chicago (1996-1998); Executive
Vice President and Head of
International Banking (1995-1996);
Director, First Oak Brook Bancshares,
Inc.; Oak Brook Bank; American
Healthways, Inc. (provider of disease
and care management services);
Portland General Electric (utility
company)
DONALD L. DUNAWAY (68), Trustee;        2001-All Funds                86
Retired; formerly, Executive Vice
President, A.O. Smith Corporation
(diversified manufacturer)
(1963-1994)
JAMES R. EDGAR (57), Trustee;           1999-All Funds                86
Distinguished Fellow, University of
Illinois, Institute of Government and
Public Affairs (1999-present);
formerly, Governor, State of Illinois
(1991-1999); Director, Kemper
Insurance Companies; John B.
Sanfilippo & Son, Inc.
(processor/packager/marketer of nuts,
snacks and candy products); Horizon
Group Properties, Inc.; Youbet.com
(online wagering platform); Alberto-
Culver Company (manufactures,
distributes and markets health and
beauty-care products)

NAME, AGE, POSITION WITH FUNDS,                                NUMBER OF FUNDS
PRINCIPAL OCCUPATION(S) FOR PAST       YEAR FIRST BECAME A     IN SCUDDER FUND
5 YEARS, AND OTHER DIRECTORSHIPS          BOARD MEMBER       COMPLEX OVERSEEN(1)
--------------------------------       -------------------   -------------------
PAUL K. FREEMAN (54), Trustee;          2002-All Funds                86
President, Cook Street Holdings
(consulting); Senior Visiting
Research Scholar, Graduate School of
International Studies, University of
Denver; Consultant, World
Bank/Inter-American Development Bank;
formerly, Project Leader,
International Institute for Applied
Systems Analysis (1998-2001); Chief
Executive Officer, The Eric Group,
Inc. (environmental insurance) (1986-
1998)
ROBERT B. HOFFMAN (68), Trustee;        2001-All Funds                86
Retired; formerly, Chairman,
Harnischfeger Industries, Inc.
(machinery for the mining and paper
industries) (1999-2000); Vice
Chairman and Chief Financial Officer,
Monsanto Company (agricultural,
pharmaceutical and nutritional/food
products) (1994-1999); Director, RCP
Advisors, LLC (private equity
investment advisory firm)
WILLIAM MCCLAYTON(60), Trustee;         2004-All Funds                86
Managing Director of Finance and
Administration, DiamondCluster
International, Inc. (global
management consulting firm);
formerly, Partner, Arthur Andersen
LLP (1986-2001); formerly, Trustee,
Ravinia Festival; Board of Managers,
YMCA of Metropolitan Chicago

NAME, AGE, POSITION WITH FUNDS,                                NUMBER OF FUNDS
PRINCIPAL OCCUPATION(S) FOR PAST       YEAR FIRST BECAME A     IN SCUDDER FUND
5 YEARS, AND OTHER DIRECTORSHIPS          BOARD MEMBER       COMPLEX OVERSEEN(1)
--------------------------------       -------------------   -------------------
ROBERT H. WADSWORTH(65), Trustee;       2004-All Funds               142
Director, The Germany Fund, Inc., The
New Germany Fund, Inc. and The
Central Europe and Russia Fund, Inc.;
President, Robert H. Wadsworth &
Associates, Inc. (consulting firm)
(1983 to present); formerly,
President and Trustee, Trust for
Investment Managers (registered
investment company) (1999-2002);
President, Investment Company
Administration, L.L.C. (1992*-2001);
President, Treasurer and Director,
First Fund Distributors, Inc.
(1990-2002); Vice President,
Professionally Managed Portfolios
(1991-2002) and Advisors Series Trust
(1996-2002) (registered investment
companies); through December 31,
2004, Trustee of New York Board
Scudder Funds

---------------

* Inception date of the corporation which was the predecessor to the L.L.C.

(1) As of December 31, 2004, each Independent Trustee other than Mr. Wadsworth served on the boards of 32 trusts/corporations comprised of 86 funds. At that time, Mr. Wadsworth served on the boards of 52 trusts/corporations comprised of 142 funds. Currently, Mr. Wadsworth serves on the boards of 32 trusts/corporations comprised of 85 funds/portfolios.

                               INTERESTED PERSON(1)

NAME, AGE, POSITION WITH FUNDS,                                NUMBER OF FUNDS
PRINCIPAL OCCUPATION(S) FOR PAST       YEAR FIRST BECAME A     IN SCUDDER FUND
5 YEARS, AND OTHER DIRECTORSHIPS          BOARD MEMBER       COMPLEX OVERSEEN(2)
--------------------------------       -------------------   -------------------
WILLIAM N. SHIEBLER(63), Trustee;        2004-All Funds              139
Chief Executive Officer in the
Americas for Deutsche Asset
Management ("DeAM") and a member of
the DeAM Global Executive Committee
(since 2002) (effective March 2005,
Mr. Shiebler is no longer Chief
Executive Officer of DeAM, rather he
is Vice Chairman of DeAM); formerly,
Vice Chairman of Putnam Investments,
Inc. (1999); Director and Senior
Managing Director of Putnam
Investments, Inc. and President,
Chief Executive Officer and Director
of Putnam Mutual Funds Inc.
(1990-1999)

---------------

(1) Interested person of the Funds as defined in the 1940 Act due to his position with the Advisor.

(2) As of December 31, 2004, Mr. Shiebler served on the boards of 49 trusts/corporations comprised of 139 funds.

As of December 31, 2004, none of the Non-interested Trustees owned securities beneficially of the Advisor, or any person directly or indirectly controlling, controlled by or under common control with, the Advisor.

RESPONSIBILITIES OF THE BOARD OF TRUSTEES - BOARD AND COMMITTEE MEETINGS

The primary responsibility of each Board is to represent the interests of the shareholders of the Funds and to provide oversight of the management of the Funds. Each Board proposed for election at the Meeting is comprised of one individual who would be an Interested Trustee, and eight individuals who are Independent Trustees. SEC rules currently require a majority of the board members of a fund to be "independent" if the fund takes advantage of certain exemptive rules under the 1940 Act. If the proposed Board of Trustees is approved by shareholders, 89% will be Independent Trustees. Each of the nominees that will be considered an Independent Trustee, if elected, has been selected and nominated solely by the current Independent Trustees of each Fund.

Each Board meets multiple times during the year to review the investment performance of each Fund and other operational matters, including regulatory and compliance related policies and procedures. Furthermore, the Independent Trustees review the fees paid to the Advisor and its affiliates for investment advisory services and other services. Each Board has adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Trustees in performing their duties. For example, the Independent Trustees select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters, and regularly meet privately with their counsel.

During calendar year 2004, the Board of each Fund met 7 times. Each then current Trustee attended at least 75% of the respective meetings of the Board and the Committees (if a member thereof) held during calendar year 2004, except for Mr. Shiebler, who attended 66% of the meetings held since he became a Trustee.

Each Fund has adopted a policy that the Board generally should be represented at annual shareholder meetings by at least one Trustee, but under circumstances where no Trustee is available to attend a shareholder meeting, the Board may designate a senior officer of the Fund to be present and to report back to the Board. No Trustee attended the Funds' annual meeting held on June 29, 2004.

Each Board has an Audit Committee, a Nominating and Governance Committee, a Valuation Committee, an Operations Committee, a Fixed-Income Oversight Committee and a Contract Review Committee (each a "Committee" and collectively, the "Committees"). The responsibilities of each Committee are described below. Each Committee has a written charter that delineates the Committee's duties and powers.

AUDIT COMMITTEE

The Audit Committee makes recommendations regarding the selection of independent auditors for each Fund, confers with the independent auditors regarding each Fund's financial statements, the results of audits and related matters, reviews and discusses each Fund's audited financial statements with management and performs such other tasks as the full Board deems necessary or appropriate. For the 2004 fiscal year for each Fund, the Committee reviewed and discussed the audited financial statements with management. The Committee also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). The Funds' independent auditors provided the Committee the written disclosure required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with representatives of the independent auditors their firm's independence, including the matters described beginning on page 20. Based on its review and discussions with management and the independent auditors of each Fund's financial statements and other written disclosure provided by the independent auditors, the Committee recommended to each Board that the audited financial statements be included in the annual report provided to shareholders for each Fund's 2004 fiscal year. The Committee is comprised of only Non-interested Trustees who are "independent" as defined in the New York Stock Exchange ("NYSE") and the Chicago Stock Exchange ("CHX") listing standards applicable to closed-end funds. The Audit Committee held 8 meetings for all Funds during calendar year 2004. A copy of the Audit Committee Charter for each Fund is attached as Appendix 1 hereto. The current members of the Audit Committee are:

Donald L. Dunaway (Chairman)
Lewis A. Burnham
Robert B. Hoffman
William McClayton

NOMINATING AND GOVERNANCE COMMITTEE

Each Board has a Nominating and Governance Committee, comprised of only Non-interested Trustees. Its primary function is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Messrs. McClayton and Wadsworth are the only nominees who have not previously been elected by shareholders. Mr. McClayton was recommended by a Non-interested Trustee, and then by the entire Nominating and Governance Committee (which, as noted above, is comprised solely of Non-interested Trustees). Mr. Wadsworth's recommendation arose out of a proposal by Deutsche Asset Management to consolidate various Scudder Fund Boards. Although the Chicago Board determined not to pursue the consolidation, the Non-interested Trustees met Mr. Wadsworth through that process and, in light of anticipated retirements, the Nominating and Governance Committee asked Mr. Wadsworth (who was a member of the "New York Board") to consider joining the Chicago Board. Mr. Wadsworth ultimately was recommended by the Nominating and Governance Committee. Currently, the members of the Nominating and Governance Committee are Lewis A. Burnham (Chairman), James R. Edgar, William McClayton and Shirley D. Peterson. The Nominating and Governance Committee held 6 meetings during calendar year 2004. Each Fund's Nominating and Governance Committee is governed by the Nominating and Governance Committee Charter, a copy of which was included as an appendix to the Funds' Proxy Statement for the joint annual meeting on June 29, 2004. Each member of the Committee is "independent," which means that he or she is not an "interested person" of the Funds, as defined in the 1940 Act.

The Nominating and Governance Committee receives and reviews information on individuals qualified to be recommended to the full Board as nominees for election as Trustees, including any recommendations by shareholders. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the Chairman of the Nominating and Governance Committee, Two International Place, Boston, Massachusetts 02110-4103. Suggestions for candidates must include a resume of the candidate.

The Nominating and Governance Committee's principal criterion for selection of candidates is their ability to carry out the responsibilities of the Board. In addition, the following factors are taken into consideration: (a) the Board collectively should represent a broad cross section of backgrounds, functional disciplines and experience, (b) candidates should exhibit stature commensurate with the responsibility of representing shareholders, (c) candidates should commit to strive for high attendance levels at regular and special Board meetings, and participate in committee meetings as needed, and (d) candidates should represent the best choices available based upon thorough identification, investigation and recruitment of candidates.

VALUATION COMMITTEE

Each Board has a Valuation Committee, comprised of both Interested and Non-interested Trustees, which reviews Valuation Procedures adopted by each Board, determines the fair value of each Fund's securities as needed in accordance with the Valuation Procedures and performs such other tasks as the full Board deems necessary. Currently, the members of the Valuation Committee are John W. Ballantine (Chairman) and William Shiebler. Alternate members are Donald L. Dunaway and John G. Weithers. The Valuation Committee held 2 meetings for all Funds during calendar year 2004.

OPERATIONS COMMITTEE

Each Board has an Operations Committee, comprised of only Non-interested Trustees, which oversees the operations of the Funds, such as reviewing each Fund's administrative fees and expenses, portfolio transaction policies and custody arrangements. Currently, the members of the Operations Committee are John W. Ballantine (Chairman), Paul K. Freeman, Robert H. Wadsworth and John G. Weithers. The Operations Committee held 6 meetings during calendar year 2004.

FIXED-INCOME OVERSIGHT COMMITTEE

Each Board has a Fixed-Income Oversight Committee, comprised of only Non-interested Trustees, which oversees investment activities of the Funds, such as investment performance and risk, expenses and services provided under the investment management agreement. Currently, the members of the Fixed-Income Oversight Committee are Paul K. Freeman (Chairman), Donald L. Dunaway and James
R. Edgar. The Fixed-Income Oversight Committee held 5 meetings during calendar year 2004.

CONTRACT REVIEW COMMITTEE

Each Board has a Contract Review Committee, comprised of only Non-interested Trustees, which oversees the annual contract review process. Currently, the members of the Contract Review Committee are Paul K. Freeman (Chairman), John W. Ballantine, Donald L. Dunaway and Robert B. Hoffman. The Contract Review Committee did not meet during calendar year 2004 as it was created effective January 1, 2005.

SHAREHOLDER COMMUNICATION WITH THE TRUSTEES

The Board of each Fund provides a process for shareholders to send communications to the Board. (These communications do not include shareholders' proposals described below under "Miscellaneous -- Proposals of Shareholders.") Correspondence should be sent by U.S. mail or courier service to the Funds' Secretary, Two International Place, Boston, Massachusetts 02110-4103, who will forward it to the Chairperson of the Board (currently Ms. Peterson) if addressed to the Board, or to a specific Trustee if addressed to that Trustee.

COMPENSATION OF TRUSTEES

Each Fund pays its Independent Trustees a monthly retainer, paid on a quarterly basis, plus expenses, and an attendance fee for each Board meeting and Committee meeting attended. As reflected above, the Trustees currently serve as board members of various investment companies for which DeIM serves as investment manager. DeIM supervises each Fund's investments, pays the compensation and expenses of its personnel who serve as Trustees and officers on behalf of each Fund and receives a management fee for its services. Several of the officers and one of the Trustees are also officers, directors, employees or stockholders of DeIM and participate in the fees paid to DeIM, although the Funds make no direct payments to them. The Trustee and officers of a Fund who are "Interested Persons" receive no compensation from such Fund. The Non-interested Trustees are not entitled to benefits under any pension or retirement plan. The Board of Trustees of each Fund established a deferred compensation plan for the Non-interested Trustees ("Deferred Compensation Plan"). Under the Deferred Compensation Plan, the Non-interested Trustees may defer receipt of all, or a portion, of the compensation they earn for their services to the Funds in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds managed by the Advisor ("Shadow Shares"). Mr. Edgar currently has elected to defer at least a portion of his fees. In addition, previously, Mr. Dunaway elected to defer fees that were payable, which are now included under the Deferred Compensation Plan. The equivalent Shadow Shares are reflected in Appendix 2 in the Trustees' share ownership.

The table below shows, for each Trustee entitled to receive compensation from the Funds, the aggregate compensation paid or accrued during the 2004 calendar year and the total compensation that the funds advised by

DeIM or its affiliates (collectively, the "Scudder Fund Complex") paid or accrued during calendar year 2004.

                                                                             AGGREGATE
                                                                           COMPENSATION
                                                                           FROM SCUDDER
                                                                               FUND
NAME OF TRUSTEE              KHI      KMM      KTF      KSM      KST       COMPLEX(4)(5)
---------------             ------   ------   ------   ------   ------   -----------------
John W. Ballantine........  $2,497   $2,497   $3,666   $2,304   $1,500       $194,195
Lewis A. Burnham..........  $2,917   $2,917   $4,271   $2,625   $1,749       $217,840
Donald L. Dunaway(1)......  $2,897   $2,897   $4,159   $2,671   $1,755       $212,925
James R. Edgar(2).........  $2,420   $2,420   $3,480   $2,220   $1,480       $171,820
Paul K. Freeman...........  $2,695   $2,685   $3,855   $2,460   $1,635       $190,635
Robert B. Hoffman.........  $2,482   $2,482   $3,641   $2,254   $1,495       $185,550
William McClayton(3)......  $    0   $    0   $    0   $    0   $    0       $      0
Shirley D. Peterson(6)....  $3,082   $3,082   $4,435   $2,777   $1,902       $219,375
Robert H. Wadsworth(7)....  $    0   $    0   $    0   $    0   $    0       $171,000
John G. Weithers..........  $2,460   $2,460   $3,530   $2,210   $1,510       $173,260

---------------

(1) Pursuant to a Deferred Compensation Plan, as discussed above, Mr. Dunaway previously elected, in prior years, to defer fees. Deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor.

(2) Includes deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor in which compensation may be deferred by Governor Edgar. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Funds to Governor Edgar are as follows: $9,939, $9,678, $15,785, $9,783 and $6,235 from KHI, KMM, KTF, KSM and KST, respectively.

(3) Mr. McClayton was appointed to the Chicago Board on December 30, 2004.

(4) For each Trustee, except Mr. Wadsworth, total compensation includes compensation for service on the boards of 32 trusts/corporations comprised of 86 funds/portfolios. Each Trustee, except Mr. Wadsworth, currently serves on the boards of 29 trusts/corporations comprised of 82 funds/portfolios. Mr. Wadsworth currently serves on the boards of 32 trusts/corporations comprised of 85 funds/portfolios.

(5) Aggregate compensation reflects amounts paid to the Trustees for numerous special meetings of ad hoc committees of the Chicago Board in connection with the possible consolidation of the various Scudder Fund Boards. Such amounts totaled $10,170 for Mr. Burnham and Ms. Peterson. These meeting fees were borne by the funds. In addition, the aggregate compensation reflects amounts paid to the Trustees for ad hoc committee meetings held with respect to legal and regulatory matters. These amounts totaled $11,865 for Messrs. Ballantine and Dunaway and $8,475 for Mr. Freeman and Ms. Peterson. These meeting fees were borne by the Advisor.

(6) Includes $27,470 in annual retainer fees received by Ms. Peterson as Chairperson of the Board.

(7) Mr. Wadsworth was appointed to the Chicago Board on December 30, 2004. He served as a member of the New York Board and Germany Funds Board of the Scudder Funds in 2004, for which he received the compensation indicated.

Mr. Freeman, prior to his service as an Independent Trustee of the Funds, served as a board member of certain funds in the Deutsche Bank complex ("DB Funds"). In connection with his resignation and the resignation of certain other board members as trustees of the DB Funds on July 30, 2002 (the "Effective Date"), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management, Inc. ("DeAM") agreed to recommend, and, if necessary obtain, directors and officers ("D&O") liability insurance coverage for the prior board members, including Mr. Freeman, that is at least as equivalent in scope and amount to the D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

AGREEMENT TO INDEMNIFY INDEPENDENT TRUSTEES FOR CERTAIN EXPENSES

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Funds, the Advisor has agreed, subject to applicable law and regulation, to indemnify and hold harmless the Funds against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Funds or the Advisor ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Funds against the Funds, their directors and officers, the Advisor and/or certain other parties ("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, the Advisor has also agreed, subject to applicable law and regulation, to indemnify the Funds' Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. The Advisor is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action with respect to which a Fund's Board determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Funds or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee's duties as a director or trustee of the Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by the Advisor will survive the termination of the investment management agreements between the Advisor and the Funds.

FUND OFFICERS

Information about the executive officers of each Fund, with their respective ages, terms as Fund officers and principal occupation for the past five years, as of December 31, 2004, is set forth below.

Julian F. Sluyters (44), President and Chief Executive Officer of each Fund since 9/30/04. Mr. Sluyters is also a Managing Director of Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004) and formerly, President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations, UBS Global Asset Management (1991-1998).

Philip Gallo (43), Chief Compliance Officer of each Fund since 9/24/04. Mr. Gallo is also a Managing Director of Deutsche Asset Management (2003-present) and formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003).

Paul Schubert (42) Chief Financial Officer of each Fund since 9/30/04. Mr. Schubert is also a Managing Director of Deutsche Asset Management (2004-present) and formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Global Asset Management's Family of Funds (1994-2004).

Philip J. Collora (59), Vice President of each Fund except KST since 2/1/90 and KST since 3/2/90, and Assistant Secretary of each Fund since 1/24/01. Mr. Collora is also a Director of Deutsche Asset Management.

Kenneth Murphy (41), Vice President of each Fund since 1/15/03. Mr. Murphy is also a Vice President of Deutsche Asset Management (2001-present) and formerly, a Director of John Hancock Signature Services (1992-2001).

Charles A. Rizzo (47), Treasurer of each Fund since 11/20/02. Mr. Rizzo is also a Managing Director of Deutsche Asset Management (February 2004-present) and formerly, Director of Deutsche Asset Management (2000-2004); Vice President and Fund Accounting Department Head of BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); and a Senior Manager of Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998).

Salvatore Schiavone (38), Assistant Treasurer of each Fund since 5/14/03. Mr. Schiavone is also a Director of Deutsche Asset Management.

Kevin M. Gay (45), Assistant Treasurer of each Fund since 5/12/04. Mr. Gay is also a Vice President of Deutsche Investment Management Americas (2002-present) and formerly, a Vice President and Director of PFPC, Inc. or its predecessor organization (1994-2002).

Kathleen Sullivan D'Eramo (47), Assistant Treasurer of each Fund since 5/14/03. Ms. D'Eramo is also a Director of Deutsche Asset Management.

John Millette (42), Secretary of each Fund since 9/26/01. Mr. Millette is also a Director of Deutsche Asset Management.

Daniel O. Hirsch (50), Assistant Secretary of each Fund since 4/5/02. Mr. Hirsch is also a Managing Director of Deutsche Asset Management (2002-present); a Director of Deutsche Global Funds Ltd. (2002-present); and formerly, a Principal of BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999).

Caroline Pearson (42), Assistant Secretary of each Fund since 1/21/98. Ms. Pearson is also a Managing Director of Deutsche Asset Management.

Lisa Hertz (34), Assistant Secretary of each Fund since 9/26/03. Ms. Hertz is also a Vice President of Deutsche Asset Management.

The officers of each Fund are elected by the Board of each Fund on an annual basis to serve until their successors are elected and qualified.

SHARE OWNERSHIP. As of December 31, 2004, each executive officer and Trustee of each Fund individually, and the officers and Trustees as a group, owned beneficially less than 1% of the outstanding shares of each Fund. Appendix 2 hereto lists the dollar range and amount of shares of each Fund owned directly or beneficially owned by each Trustee of the Funds individually and as a group with the executive officers of each Fund. As of December 31, 2004, the Trustees and executive officers did not own any Preferred Shares of KTF or KSM. As of December 31, 2004, no person is known to any Fund to have owned beneficially more than 5% of any class of shares of any Fund.

SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. Section 30(h) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934 require each Fund's officers and Trustees, the Advisor, affiliated persons of the Advisor and persons who own more than ten percent of a registered class of the Fund's equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund's shares with the Securities and Exchange Commission (the "SEC") and the NYSE. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based solely upon its review of the copies of such forms received by it, and written representations from certain reporting persons that no year-end reports were required for those persons, each Fund believes that during the fiscal year ended November 30, 2004, all filings were timely.

INVESTMENT MANAGER. Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), 345 Park Avenue, New York, New York 10154, serves as each Fund's Advisor and manager pursuant to an investment management agreement. Deutsche Asset Management Investment Services Ltd., One Appold Street, London, England, serves as the subadviser for Scudder Multi-Market Income Trust and Scudder Strategic Income Trust pursuant to subadvisory agreements with the Advisor.

Deutsche Asset Management ("DeAM") is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

                   ITEM 2.  SELECTION OF INDEPENDENT AUDITORS

THE BOARD OF EACH FUND RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR EACH FUND.

Each Board, including the Independent Trustees, has selected Ernst & Young LLP ("E&Y") to act as independent auditors to audit the books and records of each Fund for the current fiscal year, and recommends that shareholders ratify such selection. E&Y has served each Fund in this capacity since the Fund was organized and has no direct or indirect financial interest in any Fund except as independent auditors. The selection of E&Y as independent auditors of each Fund is being submitted to the shareholders for ratification. A representative of E&Y is expected to be present at the Meeting and will be available to respond to any appropriate questions raised at the Meeting and may make a statement.

The following table shows fees billed by E&Y to each Fund during that Fund's two most recent fiscal years: (i) for audit and non-audit services provided to the Fund, and (ii) for engagements for non-audit services pre-approved by the Audit Committee for the Advisor and certain entities controlling, controlled by, or under common control with the Advisor that provide ongoing services to the Fund (collectively, the "Advisor Entities"), which engagements relate directly to the operations and financial reporting of the Fund. The Audit Committee of each Board has reviewed whether E&Y's receipt of non-audit fees from the Fund, DeIM and all Advisor Entities is compatible with maintaining E&Y's independence.

                                        AUDIT RELATED                           ALL OTHER
                       AUDIT FEES(1)       FEES(2)          TAX FEES(3)          FEES(4)
                       -------------   ---------------   -----------------   ---------------
                                              ADVISOR             ADVISOR           ADVISOR
NAME OF FUND               FUND        FUND   ENTITIES    FUND    ENTITIES   FUND   ENTITIES
------------           -------------   ----   --------   ------   --------   ----   --------
Scudder High Income
  Trust
  2003...............     $38,265       $0    $112,900   $6,666      $0       $0       $0
  2004...............     $41,613       $0    $281,500   $7,343      $0       $0       $0
Scudder Multi-Market
  Income Trust
  2003...............     $38,266       $0    $112,900   $6,667      $0       $0       $0
  2004...............     $41,612       $0    $281,500   $7,343      $0       $0       $0
Scudder Municipal
  Income Trust
  2003...............     $39,729       $0    $112,900   $6,925      $0       $0       $0
  2004...............     $42,391       $0    $281,500   $7,481      $0       $0       $0
Scudder Strategic
  Municipal Income
  Trust
  2003...............     $38,378       $0    $112,900   $6,687      $0       $0       $0
  2004...............     $41,478       $0    $281,500   $7,320      $0       $0       $0
Scudder Strategic
  Income Trust
  2003...............     $37,983       $0    $112,900   $6,617      $0       $0       $0
  2004...............     $41,257       $0    $281,500   $7,281      $0       $0       $0

---------------

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of each Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees." They were for services in connection with an assessment of internal controls and additional related procedures.

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance and tax planning. Fees billed were for tax compliance and tax return preparation.

(4) "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees," "Audit Related Fees" and "Tax Fees."

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must pre-approve (i) all services to be performed for the Fund by the Fund's independent auditors and (ii) all non-audit services to be performed by the Fund's independent auditors for the Advisor Entities with respect to operations and financial reporting of the

Fund, except that the Chairman of the Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

All Non-Audit Fees. The table below shows the aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Funds and to the Advisor Entities for the two most recent fiscal years for each Fund. In assessing E&Y's independence, the Audit Committee considers the opinions of Fund management.

                          KHI          KMM          KTF          KSM          KST
                       ----------   ----------   ----------   ----------   ----------
2003.................  $3,766,351   $3,766,352   $3,766,610   $3,766,372   $3,766,302
2004.................  $  393,944   $  393,944   $  394,082   $  393,921   $  393,882

E&Y recently advised the Audit Committee that various E&Y member firms provided certain non-audit services to Deutsche Bank entities and affiliates (collectively, the "DB entities") between 2003 and 2005 that raise issues under the SEC auditor independence rules. The DB entities are within the "Investment Company Complex" (as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Funds.

First, E&Y advised the Audit Committee that in connection with providing permitted expatriate tax compliance services for DB entities during 2003 and 2004, member firms in China and Japan ("E&Y China" and "E&Y Japan," respectively) received funds from the DB entities that went into E&Y "representative bank trust accounts" and were used to pay the foreign income taxes of the expatriates. E&Y has advised the Audit Committee that handling those funds was in violation of Rule 2-01 of Regulation S-X. (Rule 2-01(c)(4)(viii) provides that an accountant's independence is impaired if the accountant has custody of assets of the audit client.)

Second, E&Y advised the Audit Committee that in connection with providing monthly payroll services to employees of certain DB entities from May 2003 to February 2005, a member firm in Chile ("E&Y Chile") received funds from the DB entities that went into an E&Y trust account and were used to pay the net salaries and social security taxes of executives of the DB entities. E&Y has advised the Audit Committee that handling those taxes was in violation of Rule 2-01 of Regulation S-X.

Third, E&Y advised the Audit Committee that in connection with providing certain services in assisting a DB entity with various regulatory reporting requirements, a member firm in France ("E&Y France") entered into an engagement with the DB entity that resulted in E&Y France staff functioning under the direct responsibility and direction of a

DB entity supervisor. E&Y advised the Audit Committee that, although the services provided were "permitted services" under Rule 2-01 of Regulation S-X, the structure of the engagement was in violation of Rule 2-01 of Regulation S-X. (Rule 2-01(c)(4)(vi) provides that an accountant's independence is impaired if the accountant acts as an employee of an audit client.)

The Audit Committee was informed that E&Y China received approximately $1,500, E&Y Japan received approximately $41,000, E&Y Chile received approximately $11,724 and E&Y France received approximately $100,000 for the services they provided to the DB entities. E&Y advised the Audit Committee that it conducted an internal review of the situation and, in view of the fact that similar expatriate tax compliance services were provided to a number of E&Y audit clients unrelated to DB or the Funds, E&Y has advised the SEC and the PCAOB of the independence issues arising from those services. E&Y advised the Audit Committee that E&Y believes its independence as auditors for the Funds was not impaired during the period the services were provided. In reaching this conclusion, E&Y noted a number of factors, including that none of the E&Y personnel who provided the non-audit services to the DB entities were involved in the provision of audit services to the Funds, the E&Y professionals responsible for the Funds' audits were not aware that these non-audit services took place, and that the fees charged are not significant to E&Y overall or to the fees charged to the Investment Company Complex. E&Y also noted that E&Y China, E&Y Japan and E&Y Chile are no longer providing these services and that the E&Y France engagement has been restructured.

MISCELLANEOUS

GENERAL. The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and Proxy Statement and all other costs in connection with solicitation of proxies will be paid by the Funds, including any additional solicitation made by letter, telephone, facsimile or made electronically. In addition to solicitation by mail, certain officers and representatives of the Funds, officers and employees of the Advisor and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies electronically, by telephone, by telegram or personally. The Funds have engaged Georgeson Shareholder Communications Inc. ("GSC") to assist in the solicitation of proxies at a total estimated cost of $9,500 per Fund plus expenses. Failure of a quorum to be present at the Meeting for a Fund will necessitate adjournment for that Fund and will subject the Fund to additional expenses. As the Meeting date approaches, certain shareholders of each Fund may receive a telephone call from a representative of GSC if their votes have not yet been received. Authorization to permit GSC to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of each Fund. Proxies that are obtained telephonically or electronically will be recorded in accordance with the procedures believed by the Funds to be reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card(s) originally sent with this Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card(s), they may contact GSC toll free at 1-800-561-3991. Any proxy given by a shareholder is revocable until voted at the Meeting.

PROPOSALS OF SHAREHOLDERS. It is currently anticipated that the 2006 annual meeting of shareholders will be held in May. A shareholder wishing to submit a proposal for inclusion in a Fund's proxy statement for the 2006 annual meeting of shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 should send such written proposal to the Secretary of the Fund within a reasonable time before the solicitation of proxies for such meeting. A Fund will treat any such proposal received no later than December 16, 2005 as timely. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) to a Fund of a proposal submitted outside of the process of Rule 14a-8 must submit such written notice to the Secretary of the Fund within a reasonable time before the solicitation of proxies for such meeting. A Fund will treat any such notice received no later than February 17, 2006 as timely. The timely submission of a proposal, however, does not guarantee its inclusion under either rule.

OTHER MATTERS TO COME BEFORE THE MEETING. The Boards are not aware of any matters that will be presented for action at the Meeting other than those set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares with respect to any such other matters.

VOTING, QUORUM. Each valid proxy will be voted in accordance with the instructions on the proxy and as the persons named in the proxy determine on such other business as may come before the Meeting. If no instructions are given, the proxy will be voted in favor of each Item referred to in this Proxy Statement. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Fund or in person at the time of the Meeting.

Item 1, election of Trustees for a Fund, requires a plurality vote of the shares of such Fund voting at the Meeting. As noted previously, the holders of the Preferred Shares of KTF and KSM, voting as a separate class for each respective Fund, are entitled to elect two Trustees and the holders of the Common Shares and Preferred Shares of KTF and KSM, voting together as a single class for each Fund, are entitled to elect the seven remaining Trustees. Item 2, ratification of the selection of independent auditors for a Fund, requires the affirmative vote of a majority of the shares of the Fund voting at the Meeting. On Item 1, abstentions and broker non-votes will have no effect; the persons receiving the largest number of votes will be elected. On Item 2, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.

At least 30% of the shares of a Fund must be present, in person or by proxy, in order to constitute a quorum for that Fund. Thus, the meeting for a particular Fund could not take place on its scheduled date if less than 30% of the shares of that Fund were represented. In the event that the necessary quorum to transact business is not present at the Meeting with respect to one or more Funds, the persons named as proxies may vote those proxies that have been received to adjourn the Meeting to a later date with respect to those Funds. In the event that a quorum is present with respect to a Fund but sufficient votes in favor of either Item have not been received, the persons named as proxies may propose one or more adjournments of the Meeting as to that Fund to permit further solicitation of proxies as to either Item. Any adjournment of the Meeting with respect to one or more Funds for the further solicitation of proxies as to either Item will require the affirmative vote of a majority of the shares for such Fund present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies they are entitled to vote in their discretion as to any such adjournment. A shareholder vote may be taken on either Item in this Proxy Statement prior to such adjournment. Such vote will be considered final regardless of whether the Meeting is adjourned for one or more Funds to permit additional solicitation with respect to the other Item. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by a Fund from brokers or nominees when the broker or nominee has not received instructions from the beneficial owner or other persons entitled to vote. Accordingly, shareholders are urged to forward their voting instructions promptly.

HOUSEHOLDING INFORMATION. Each Fund provides periodic reports to its shareholders that highlight relevant information, including investment results and a review of portfolio changes. In order to reduce the amount of mail you receive and to help reduce expenses of the Funds, we generally send a single copy of annual reports and proxy statements to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, or if you are receiving multiple copies of these documents and you want to request delivery of a single copy, please contact the Advisor at (800) 621-1048, or write to the Advisor at 222 South Riverside Plaza, Chicago, Illinois 60606.

A COPY OF A FUND'S ANNUAL REPORT IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY WRITING TO SUCH FUND, 222 SOUTH RIVERSIDE PLAZA, CHICAGO, ILLINOIS 60606 OR BY CALLING (800) 621-1048.

THE BOARD OF EACH FUND RECOMMENDS AN AFFIRMATIVE VOTE ON ITEMS 1 AND 2.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) (OR TAKE ADVANTAGE OF AVAILABLE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                                         By order of the Boards,

                                                               -s- John Millette
                                                                   John Millette
                                                                       Secretary

                                                                      APPENDIX 1

                                 SCUDDER FUNDS
                                (CHICAGO BOARD)

                            AUDIT COMMITTEE CHARTER
                           AS AMENDED, MARCH 9, 2005

I.  PURPOSE

The Audit Committee is a committee of the Board of the Fund. Its primary function is to assist the Board(1) in fulfilling certain of its responsibilities. This Charter sets forth the duties and responsibilities of the Audit Committee.

The Audit Committee serves as an independent and objective party to monitor the Fund's accounting policies, financial reporting and internal control system, as well as the work of the independent auditors. The Audit Committee assists Board oversight of (1) the integrity of the Fund's financial statements; (2) the Fund's compliance with legal and regulatory requirements;(2) (3) the independent auditors' qualifications and independence; and (4) the performance of the Fund's independent auditors. The Audit Committee also serves to provide an open avenue of communication among the independent auditors, the Adviser's internal audit department, Fund management, and the Board.(3)

- Fund management has the primary responsibility to establish and maintain systems for accounting, reporting and internal control.

- The independent auditors have the primary responsibility to plan and implement a proper audit, including consideration of the Fund's accounting, reporting and internal control practices.

---------------

1 To the extent the Fund is organized as a Massachusetts business trust, any references to "directors" or "board members" shall be deemed to mean "trustees."

2 The Board has delegated to other committees oversight of various legal and regulatory requirements. The Audit Committee's function is limited to the activities set out in Section IV.

3 If the Fund is listed on the New York Stock Exchange, the Corporate Governance
  Standards require the Audit Committee's charter to address, as one of the Committee's purposes, that it assist Board oversight of "the performance of the company's internal audit function." Since the Fund has no internal audit function, this has not been included as one of the purposes of the Committee, although the Committee does serve to provide an open avenue of communication with the Adviser's internal audit department, and reviews the scope, resources and findings and recommendations of the Adviser's internal audit department as set forth in Section IV.B.2.
                                       A1-1

The Audit Committee may have additional functions and responsibilities as deemed appropriate by the Board and the Audit Committee.(4)

Although the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Fund's financial statements are complete and accurate and have been prepared in accordance with generally accepted accounting principles.

II.  COMPOSITION

The Audit Committee shall be comprised of three or more board members as determined by the Board, each of whom shall be an independent board member, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee. For purposes of the Audit Committee, a board member is independent if:

- he or she is not an "interested person" of the Fund as that term is defined in the Investment Company Act of 1940; and

- he or she does not accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

Each member of the Audit Committee shall be financially literate, as such qualification is interpreted by the Board in its business judgment (or must become financially literate within a reasonable time after his or her appointment to the Audit Committee). The Audit Committee will review the qualifications of its members and determine whether any of its members qualify as an "audit committee financial expert"(5) as defined in

---------------

4 If the Fund is a listed closed-end investment company, the Audit Committee also has as a purpose the preparation of an audit committee report to be included in the annual proxy statement. This report is described in footnote 12.

5 An "audit committee financial expert" of a company is defined as a person who has all of the following attributes: (1) an understanding of generally accepted accounting principles ("GAAP") and financial statements; (2) the ability to assess the general application of GAAP in connection with the accounting for estimates, accruals and reserves; (3) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the company's financial statements, or experience actively supervising one or more persons engaged in such activities; (4) an understanding of internal controls and procedures for financial reporting; and
  (5) an understanding of audit committee functions. An audit committee financial expert must have acquired such attributes through any one or more of the following: (1) education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions (or active supervision of such persons); or (2) experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or (3) other relevant experience.
                                       A1-2

Form N-CSR.(6) The Audit Committee will submit such determination to the Board for its final determination.

The members and Chairman of the Audit Committee shall be elected by the Board annually and serve until their successors shall be duly elected and qualified.

No member of the Audit Committee shall serve on the audit committee of three or more public companies (or three or more investment company complexes) in addition to his or her service on the Audit Committee of the Fund (excluding service on the audit committees of other funds in the fund complex), unless the Board determines that such simultaneous service would not impair the ability of the Audit Committee member to serve effectively on the Audit Committee.

III.  MEETINGS

The Audit Committee shall meet six times annually, or more frequently as circumstances dictate. Special meetings (including telephone meetings) may be called by the Chairman or a majority of the members of the Audit Committee upon reasonable notice to the other members of the Audit Committee.

As part of its job to foster open communication, the Audit Committee shall meet annually with senior Fund management responsible for accounting and financial reporting, the independent auditors, and representatives of the Adviser's internal audit department in separate executive sessions to discuss any matters that the Audit Committee, or any of such other persons, believes should be discussed privately.

IV.  RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Audit Committee shall:

     A. Charter

          Review this Charter, annually, and recommend changes, if any, to the Board.

---------------

6 If the Fund is listed on the New York Stock Exchange, at least one member of the Audit Committee must have accounting or related financial management expertise, as the Board interprets such qualification in its business judgment.
                                       A1-3

     B. Internal Controls

          1. Review, annually, with Fund management and the independent auditors:

               (a) the organizational structure, reporting relationship,
                   adequacy of resources and qualifications of the senior Fund management personnel responsible for accounting and financial reporting; and

               (b) their separate evaluation of the adequacy and effectiveness of the Fund's system of internal controls, including those of the Fund's service providers.

          2. Review, with Fund management, the independent auditors and the Adviser's internal audit department:

               (a) the Adviser's internal audit department's internal audit scope and plan related to the Fund's systems for accounting, reporting and internal controls;

               (b) the responsibilities, resources and staffing of the Adviser's internal audit department with respect to the activities in IV.B.2.(a) above; and

               (c) any significant internal audit findings or recommendations related to the Fund's systems for accounting, reporting and internal controls and Fund management's response.

          3. Establish procedures for the receipt, retention and treatment of complaints received by the Fund and/or the Audit Committee regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by officers and directors of the Fund or employees of the Adviser, principal underwriter and any provider of accounting-related services to the Fund of concerns regarding questionable accounting or auditing matters.

          4. Review, annually, with Fund management and the independent auditors, policies for valuation of Fund portfolio securities, and the frequency and magnitude of pricing errors.

     C. Independent Auditors

          1. Approve, and recommend to the Board, the appointment, retention or termination of the independent auditors, and approve the fees and other compensation to be paid to the independent auditors. Such selection shall be pursuant to a

                                       A1-4
             written engagement letter approved by the Audit Committee, which shall provide that:

               (a) the Audit Committee shall be directly responsible for the appointment, compensation, retention and oversight (such oversight shall include resolving disagreements between Fund management and the independent auditors regarding financial reporting) of the independent auditors; and

               (b) the independent auditors shall report directly to the Audit
                   Committee.

          2. Pre-approve any engagement of the independent auditors to provide any services to the Fund, including the fees and other compensation to be paid to the independent auditors. Notwithstanding the above, the independent auditors shall not perform any of the following non-audit services for the Fund ("prohibited non-audit services"):

               (a) bookkeeping or other services related to the accounting records or financial statements of the Fund;

               (b) financial information systems design and implementation;

               (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

               (d) actuarial services;

               (e) internal audit outsourcing services;

               (f) management functions or human resources;

               (g) broker or dealer, investment adviser, or investment banking services;

               (h) legal services and expert services unrelated to the audit;
                   and

               (i) any other services that the Public Company Accounting
                   Oversight Board determines are impermissible.

          3. Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any "control affiliate"(7) of the Adviser provid-

---------------

7 "Control affiliate" means any entity controlling, controlled by, or under common control with the Adviser.
                                       A1-5
             ing ongoing services to the Fund), if the engagement relates directly to the operations and financial reporting of the Fund.

               - The Chairman of the Audit Committee (or, in his absence, any member of the Audit Committee) may grant the pre-approval referenced in Sections IV.C. 2 and 3 above for non-prohibited services for engagements of less than $100,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

               - Pre-approval of non-audit services for the Fund pursuant to
                 Section IV.C. 2 above is not required, if:

                    (a) the aggregate amount of all non-audit services provided to the Fund is less than 5% of the total fees paid by the Fund to the independent auditors during the fiscal year in which the non-audit services are provided; and

                    (b) the services were not recognized by Fund management at the time of the engagement as non-audit services; and

                    (c) such services are promptly brought to the attention of the Audit Committee by Fund management and the Audit Committee approves them (which may be by delegation) prior to the completion of the audit.

                    - Pre-approval of non-audit services for the Adviser (or any affiliate of the Adviser providing ongoing services to the
                      Fund) pursuant to Section IV.C.3 above is not required, if:

                         (i) the aggregate amount of all non-audit services
                             provided is less than 5% of the total fees paid by the Fund, the Adviser and any "control affiliate" of the Adviser providing ongoing services to the Fund to the independent auditors during the fiscal year in which the non-audit services are provided;

                         (ii) the services were not recognized by Fund
                              management at the time of the engagement as non-audit services; and

                         (iii) such services are promptly brought to the
                               attention of the Audit Committee by Fund management and the Audit Committee ap-

                                       A1-6
                              proves them (which may be by delegation) prior to the completion of the audit.

          4. On an annual basis, request, receive in writing and review a report by the independent auditors describing:

               (a) the independent auditors' internal quality-control
                   procedures;

               (b) any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigations by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues; and

               (c) all relationships between the independent auditors and the
                   Fund, so as to assess the auditors' independence, including identification of all relationships the independent auditors have with the Fund and all significant relationships the independent auditors have with the Adviser (and any "control affiliate" of the Adviser) and any material service provider to the Fund (including, but not limited to, disclosures regarding the independent auditors' independence required by Independence Standards Board Standard No. 1 and compliance with the applicable independence provisions of Rule 2-01 of Regulation S-X).

              In assessing the auditors' independence, the Audit Committee shall take into account the opinions of Fund management and the Adviser's internal audit department. The Committee will present its conclusions with respect to the independent auditors to the Board, and recommend that the Board take appropriate action, if any, in response to the independent auditors' report to satisfy itself of the independent auditors' independence.

          5. On an annual basis, review and evaluate the lead audit partner (such review to include consideration of whether, in addition to the regular rotation of the lead audit partner as required by law, in order to assure continuing auditor independence, there should be regular consideration of rotation of the firm serving as independent auditors).

          6. On an annual basis, meet with the independent auditors and Fund management to review the arrangements for and scope

                                       A1-7
             of the proposed audit for the current year and the audit procedures to be utilized.

          7. Review the management letter prepared by the independent auditors and Fund management's response.

     D. Financial Reporting Processes

          1. If the Fund is a listed closed-end investment company,

               (a) review with Fund management and the independent auditors, the
                   Fund's audited financial statements and recommend to the Board, if appropriate, that the audited financial statements be included in the Fund's annual report to shareholders required by Section 30(e) of the Investment Company Act of 1940 and Rule 30d-1 thereunder;

               (b) review with Fund management and the independent auditors the
                   Fund's semi-annual financial statements; and

               (c) review the Fund's policy and procedures with respect to declaring dividends and issuing dividend announcements and related press releases, as well as financial information and dividend guidance provided to analysts and rating agencies.

          2. Review with Fund management and the independent auditors the matters that auditing professional standards require to be communicated to the Audit Committee, including, but not limited to, the matters required to be discussed by Statement on Auditing Standards No. 61, including:

               - the independent auditors' judgments about the quality, and not just the acceptability, of the Fund's accounting principles as applied in its financial reporting;

               - the process used by Fund management in formulating estimates and the independent auditors' conclusions regarding the reasonableness of those estimates;

               - all significant adjustments arising from the audit, whether or not recorded by the Fund;

               - when the independent auditors are aware that Fund management has consulted with other accountants about significant accounting and auditing matters, the independent auditors' views about the subject of the consultation;

                                       A1-8

               - any disagreements with Fund management regarding accounting or reporting matters;

               - any difficulties encountered in the course of the audit, including any restrictions on the scope of the independent auditors' activities or on access to requested information; and

               - significant deficiencies in the design or operation of internal controls.

          3. The independent auditors shall report, within 90 days prior to the filing of the Fund's annual financial statements with the SEC, to the Audit Committee:

               (a) all critical accounting policies and practices to be used;

               (b) all alternative treatments of financial information within
                   GAAP for policies and practices related to material items that have been discussed with Fund management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor;

               (c) other material written communications between the independent auditors and Fund management including, but not limited to, any management letter or schedule of unadjusted differences; and

               (d) all non-audit services provided to an entity in the
                   "investment company complex"(8) as defined in paragraph
                   (f)(14) of Rule 2-01 of Regulation S-X that were not pre-approved by the Audit Committee.

          4. Review, annually, with Fund management and the independent auditors, the Fund's "disclosure controls and proce-

---------------

8 "Investment company complex" includes: (1) an investment company and its investment adviser or sponsor; (2) any entity controlled by or controlling an investment adviser or sponsor in (1) above, or any entity under common control with any investment adviser or sponsor in (1) above if the entity: (A) is an investment adviser or sponsor or (B) is engaged in the business of providing administrative, custodian, underwriter, or transfer agent services to any investment company, investment adviser, or sponsor; and (3) an investment company or entity that would be an investment company but for the exclusions provided by Section 3(c) of the 1940 Act that has an investment adviser or sponsor included in (1) and (2) above. Investment adviser does not include a subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser. Sponsor is an entity that establishes a unit investment trust.
                                       A1-9
             dures"(9) and the Fund's "internal control over financial reporting"(10) as defined in Rule 30a-3(c) and (d) under the Investment Company Act of 1940.

          5. Review with Fund management and the independent auditors a report by Fund management covering any Form N-CSR and Form N-Q filed, and any required certification of such filing, along with the results of Fund management's most recent evaluation of the Fund's "disclosure controls and procedures" and "internal control over financial reporting."

     E. Process Improvements

          Review with the independent auditors and Fund management significant changes or improvements in accounting and auditing processes that have been implemented.

     F. Legal and Compliance

          1. Review any legal or regulatory matters that arise that could have a material impact on the Fund's financial statements.

          2. Review policies and procedures with respect to financial statement risk assessment and risk management, including the

---------------

9 "Disclosure controls and procedures" means controls and other procedures of a registered management investment company that are designed to ensure that information required to be disclosed by the investment company on Form N-CSR and Form N-Q is recorded, processed, summarized and reported, within the time periods specified in the SEC's rules and forms. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed by an investment company in the reports that it files or submits on Form N-CSR and Form N-Q is accumulated and communicated to the investment company's management, including its principal executive officer or officers and principal financial officer or officers, or person performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

10 "Internal control over financial reporting" is a process designed by, or under the supervision of, the Fund's principal executive and principal financial officers, or persons performing similar functions, and effected by the Fund's Board, management and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP and includes those policies and procedures that:

  1. Pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Fund;

  2. Provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP, and that receipts and expenditures of the Fund are being made only in accordance with authorization of management and directors of the Fund; and

  3. Provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Fund#s assets that could have a material effect on the financial statements.
                                      A1-10
     steps Fund management has taken to monitor and control such risk exposures.(11)

          3. Establish clear hiring policies for the Fund with respect to employees or former employees of the independent auditors.

     G. Other Responsibilities

          1. Review, annually, the performance of the Audit Committee.

          2. If the Fund is a listed closed-end investment company, prepare a report of the Audit Committee as required to be included in the annual proxy statement.(12)

          3. Investigate any other matter brought to its attention within the scope of its duties, and have the authority in its discretion to retain legal, accounting or other experts or consultants to advise the Audit Committee, at the expense of the Fund, if, in the Committee's judgment, that is appropriate.

          4. Perform any other activities consistent with this Charter, the Fund's Charter, By-Laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

          5. Maintain minutes of Committee meetings; report its significant activities to the Board; and make such recommendations to the Board as the Audit Committee may deem necessary or appropriate.

V.  FUNDING

The Audit Committee shall receive appropriate funding, as determined by the Audit Committee, for payment of (i) compensation to the independent auditors for approved audit or non-audit services for the Fund; (ii) compensation to any legal, accounting or other experts or consultants retained by the Audit Committee pursuant to Section IV.G.3 above and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

---------------

11 The Board has delegated to other committees oversight related to investment risks.

12 Item 306 of Regulation S-K requires each proxy statement relating to a shareholder meeting at which directors are to be elected to include a report, followed by the name of each Audit Committee member, stating whether: (1) the Committee has reviewed and discussed the audited financial statements with management, (2) the Committee has discussed with the independent auditors the matters required to be discussed by SAS 61, (3) the Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, and has discussed with the independent auditors their independence, and (4) based on the review and discussions referred to in paragraphs (1) through (3), the Audit Committee recommended to the Board that the audited financial statements be included in the Fund's annual report to shareholders required by Section 30(e) of the Investment Company Act of 1940 and Rule 30d-1 thereunder.
                                      A1-11

                                                                      APPENDIX 2

                         TRUSTEE/NOMINEE SHAREHOLDINGS

All of the Trustees own shares of funds in the Scudder Fund Complex, allocating their investments among such funds based on their individual needs. The following table sets forth, for each Trustee, as of December 31, 2004, the number of shares beneficially owned in each Fund, the dollar range of securities owned in each Fund, and the aggregate dollar range of all shareholdings in all funds advised by DeIM for which such person is a board member. As of December 31, 2004, each Trustee individually, and the executive officers and Trustees as a group, owned beneficially less than 1% of the outstanding shares of each Fund.

                             NON-INTERESTED PERSONS

                                                          AGGREGATE DOLLAR RANGE
                                                          OF SECURITIES OWNED IN
                     NUMBER OF       DOLLAR RANGE OF     ALL FUNDS IN THE SCUDDER
NAME OF             SHARES OWNED    SECURITIES OWNED      FUND COMPLEX OVERSEEN
TRUSTEE/NOMINEE     IN EACH FUND      IN EACH FUND              BY TRUSTEE
---------------     ------------   -------------------   ------------------------
Shirley D.           KHI--0           None                  Over $100,000
  Peterson,
Chairperson          KMM--0           None
                     KSM--0           None
                     KST--0           None
                     KTF--0           None
John W.              KHI--0           None                  Over $100,000
  Ballantine,
Trustee              KMM--0           None
                     KSM--0           None
                     KST--0           None
                     KTF--0           None
Donald L. Dunaway,   KHI--0           None                  Over $100,000
Trustee              KMM--0           None
                     KSM--0           None
                     KST--0           None
                     KTF--0           None
James R. Edgar,      KHI--0           None                 Over $100,000*
Trustee              KMM--0           None
                     KSM--0           None
                     KST--0           None
                     KTF--0           None

---------------

* Reflects shadow shares held by Governor Edgar pursuant to the Deferred Compensation Plan.

                                       A2-1

                                                            AGGREGATE DOLLAR RANGE
                                                            OF SECURITIES OWNED IN
                       NUMBER OF       DOLLAR RANGE OF     ALL FUNDS IN THE SCUDDER
NAME OF               SHARES OWNED    SECURITIES OWNED      FUND COMPLEX OVERSEEN
TRUSTEE/NOMINEE       IN EACH FUND      IN EACH FUND              BY TRUSTEE
---------------       ------------   -------------------   ------------------------
Paul K. Freeman,       KHI--0              None               $1-$10,000(1)
Trustee                KMM--0              None
                       KSM--0              None
                       KST--0              None
                       KTF--0              None
Robert B. Hoffman,     KHI--0              None               Over $100,000
Trustee                KMM--0              None
                       KSM--0              None
                       KST--0              None
                       KTF--0              None
William McClayton,     KHI--0              None              $10,001-$50,000
Trustee                KMM--0              None
                       KSM--0              None
                       KST--0              None
                       KTF--0              None
Robert H. Wadsworth,   KHI--5,000     $10,001-$50,000        Over $100,000(2)
Trustee                KMM--2,000     $10,001-$50,000
                       KSM--0              None
                       KST--3,800    $50,001-$100,000
                       KTF--1,000     $10,001-$50,000

---------------

(1) Mr. Freeman owned over $100,000 in other funds within the Scudder fund complex.

(2) Mr. Wadsworth was appointed to the Chicago Board on December 30, 2004. His "Aggregate Dollar Range of Securities Owned in All Funds in the Scudder Fund Complex Overseen by Trustee" is for all the funds overseen by Mr. Wadsworth as a member of the New York Board and Germany Funds Board of the Scudder Funds in 2004.

                               INTERESTED PERSON

                                                         AGGREGATE DOLLAR RANGE
                                                         OF SECURITIES OWNED IN
                      NUMBER OF       DOLLAR RANGE OF    ALL FUNDS IN THE FUND
NAME OF              SHARES OWNED     SECURITIES OWNED   COMPLEX OVERSEEN OR TO
TRUSTEE/NOMINEE      IN EACH FUND       IN EACH FUND     BE OVERSEEN BY TRUSTEE
---------------    ----------------   ----------------   ----------------------
William               KHI--0               None              Over $100,000
  Shiebler,
Trustee               KMM--0               None
                      KSM--0               None
                      KST--0               None
                      KTF--0               None

                                       A2-2

As of December 31, 2004, the Trustees and executive officers of the Funds as a group owned beneficially the following shares of each Fund:

                                                                SHARES
                                                             BENEFICIALLY
FUND                                                           OWNED(2)
----                                                         ------------
KHI........................................................     7,700
KMM........................................................     3,200
KTF(1).....................................................     1,500
KSM(1).....................................................       400
KST........................................................     5,100

---------------

1 Common Shares

2 Includes shares held by Mr. John G. Weithers, an Independent Trustee, who will retire from the Funds' Board, effective May 25, 2005.

                                       A2-3

INSTRUCTIONS FOR VOTING YOUR PROXY

Scudder High Income Trust offers shareholders of record three alternative ways of voting their proxies:

        - By Telephone
        - Through the Internet (using a browser)
        - By Mail (traditional method)

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had mailed your proxy card. We encourage you to use these cost effective and convenient ways of voting.

TELEPHONE VOTING:

Available only until 4:00 p.m. Eastern time May 24, 2005.

        - Call Toll-Free: 1-877-260-0394 on any touch-tone telephone to authorize voting of your shares. You may call 24 hours a day, 7 days a week. You will be prompted to follow simple instructions.
        - Your vote will be confirmed and cast as you directed.

INTERNET VOTING:

Available only until 4:00 p.m. Eastern time on May 24, 2005.

        - Visit the Internet voting Website at http://proxy.georgeson.com.
        - Enter the COMPANY NUMBER AND CONTROL NUMBER shown below and follow the instructions on your screen.
        - You will incur only your usual Internet charges.

VOTING BY MAIL:

        - Simply sign and date your proxy card and return it in the postage-paid envelope.

                --------------                  --------------
                COMPANY NUMBER                  CONTROL NUMBER
                --------------                  --------------


                                     PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING.
------------------------------------------------------------------------------------------------------------------------------------

/X/     TO VOTE, MARK BLOCKS
        BELOW IN BLUE OR BLACK
        INK AS INDICATED AT LEFT


               THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. ALL MATTERS HAVE BEEN PROPOSED BY THE FUND.
                                      THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ALL ITEMS.

                                        FOR   WITHHOLD   FOR ALL
                                        ALL     ALL       EXCEPT                                      FOR   AGAINST   ABSTAIN
1. To elect nine Trustees to            / /    / /        / /         2. To ratify the selection of   / /    / /        / /
   the Board of the Fund:                                                Ernst & Young LLP as the
                                                                         Fund's independent
   01) John W. Ballantine, 02) Donald L. Dunaway,                        auditors for the current
   03) James R. Edgar, 04) Paul K. Freeman,                              fiscal year.
   05) Robert B. Hoffman, 06) William McClayton,
   07) Shirley D. Peterson, 08) William N. Shiebler,
   09) Robert H. Wadsworth

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK
THE "FOR ALL EXCEPT" BOX AND WRITE THE NOMINEE'S NUMBER ON THE
LINE PROVIDED BELOW.

------------------------------------------


                                                                          ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS
                                                                          DIRECTED. IF NO INSTRUCTIONS ARE INDICATED ON A
                                                                          PROPERLY EXECUTED PROXY, THE PROXY WILL BE VOTED AS
                                                                          RECOMMENDED BY THE BOARD OF TRUSTEES. ALL ABSTAIN
                                                                          VOTES WILL BE COUNTED IN DETERMINING THE EXISTENCE
                                                                          OF A QUORUM AT THE MEETING.

                                                                          TO VOTE BY TOUCH-TONE PHONE OR INTERNET, SEE
                                                                          INSTRUCTIONS ABOVE.

                                                                          Signature
                                                                                   ------------------------------------------
                                                                          Date
                                                                              -----------------------------------------------
                                                                          Signature (Joint)
                                                                                           ----------------------------------
                                                                          Date
                                                                              -----------------------------------------------

                                                                          Note: All registered owners of accounts shown above
                                                                          must sign. Please sign exactly as your name appears
                                                                          on this Proxy. If signing for a corporation, estate
                                                                          or trust, please indicate your capacity or title.


           PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------------

PROXY

                           SCUDDER HIGH INCOME TRUST
           FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS MAY 25, 2005

The signers of this proxy hereby appoint Daniel O. Hirsch, Philip J. Collora, John Millette and Caroline Pearson, and each of them, attorneys and proxies, with power of substitution in each, to vote all shares for the signers at the Joint Annual Meeting of Shareholders to be held at the offices of Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154 on May 25, 2005 at 11:00 a.m. Eastern time and at any adjournments or postponements thereof, as specified herein and on any matters incident to the conduct of this meeting or any other business that may properly come before this meeting. I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement relating to the Joint Annual Meeting.

This instruction may be revoked at any time prior to its exercise at the Joint Annual Meeting by execution of a subsequent proxy card, by written notice to the Fund's secretary or by voting in person at the Joint Annual Meeting.

YOUR VOTE IS NEEDED! IF NOT VOTING ELECTRONICALLY OR BY TELEPHONE, PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE REQUIRED.

        If you have any questions regarding the execution of the proxy, please call Georgeson Shareholder Communications Inc. at 800-561-3991.

        PLEASE BE SURE TO SIGN AND DATE THIS PROXY ON THE REVERSE SIDE.

              (CONTINUED, AND TO BE SIGNED, ON THE REVERSE SIDE.)

INSTRUCTIONS FOR VOTING YOUR PROXY

Scudder Multi-Market Income Trust offers shareholders of record three alternative ways of voting their proxies:

        - By Telephone
        - Through the Internet (using a browser)
        - By Mail (traditional method)

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had mailed your proxy card. We encourage you to use these cost effective and convenient ways of voting.

TELEPHONE VOTING:

Available only until 4:00 p.m. Eastern time May 24, 2005.

        - Call Toll-Free: 1-877-260-0394 on any touch-tone telephone to authorize voting of your shares. You may call 24 hours a day, 7 days a week. You will be prompted to follow simple instructions.
        - Your vote will be confirmed and cast as you directed.

INTERNET VOTING:

Available only until 4:00 p.m. Eastern time on May 24, 2005.

        - Visit the Internet voting Website at http://proxy.georgeson.com.
        - Enter the COMPANY NUMBER AND CONTROL NUMBER shown below and follow the instructions on your screen.
        - You will incur only your usual Internet charges.

VOTING BY MAIL:

        - Simply sign and date your proxy card and return it in the postage-paid envelope.

                --------------                  --------------
                COMPANY NUMBER                  CONTROL NUMBER
                --------------                  --------------


                                     PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING.
------------------------------------------------------------------------------------------------------------------------------------

/X/     TO VOTE, MARK BLOCKS
        BELOW IN BLUE OR BLACK
        INK AS INDICATED AT LEFT


               THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. ALL MATTERS HAVE BEEN PROPOSED BY THE FUND.
                                      THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ALL ITEMS.

                                        FOR   WITHHOLD   FOR ALL
                                        ALL     ALL       EXCEPT                                      FOR   AGAINST   ABSTAIN
1. To elect nine Trustees to            / /    / /        / /         2. To ratify the selection of   / /    / /        / /
   the Board of the Fund:                                                Ernst & Young LLP as the
                                                                         Fund's independent
   01) John W. Ballantine, 02) Donald L. Dunaway,                        auditors for the current
   03) James R. Edgar, 04) Paul K. Freeman,                              fiscal year.
   05) Robert B. Hoffman, 06) William McClayton,
   07) Shirley D. Peterson, 08) William N. Shiebler,
   09) Robert H. Wadsworth

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK
THE "FOR ALL EXCEPT" BOX AND WRITE THE NOMINEE'S NUMBER ON THE
LINE PROVIDED BELOW.

------------------------------------------


                                                                          ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS
                                                                          DIRECTED. IF NO INSTRUCTIONS ARE INDICATED ON A
                                                                          PROPERLY EXECUTED PROXY, THE PROXY WILL BE VOTED AS
                                                                          RECOMMENDED BY THE BOARD OF TRUSTEES. ALL ABSTAIN
                                                                          VOTES WILL BE COUNTED IN DETERMINING THE EXISTENCE
                                                                          OF A QUORUM AT THE MEETING.

                                                                          TO VOTE BY TOUCH-TONE PHONE OR INTERNET, SEE
                                                                          INSTRUCTIONS ABOVE.

                                                                          Signature
                                                                                   ------------------------------------------
                                                                          Date
                                                                              -----------------------------------------------
                                                                          Signature (Joint)
                                                                                           ----------------------------------
                                                                          Date
                                                                              -----------------------------------------------

                                                                          Note: All registered owners of accounts shown above
                                                                          must sign. Please sign exactly as your name appears
                                                                          on this Proxy. If signing for a corporation, estate
                                                                          or trust, please indicate your capacity or title.

           PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------------

PROXY

                       SCUDDER MULTI-MARKET INCOME TRUST
           FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS MAY 25, 2005

The signers of this proxy hereby appoint Daniel O. Hirsch, Philip J. Collora, John Millette and Caroline Pearson, and each of them, attorneys and proxies, with power of substitution in each, to vote all shares for the signers at the Joint Annual Meeting of Shareholders to be held at the offices of Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154 on May 25, 2005 at 11:00 a.m. Eastern time and at any adjournments or postponements thereof, as specified herein and on any matters incident to the conduct of this meeting or any other business that may properly come before this meeting. I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement relating to the Joint Annual Meeting.

This instruction may be revoked at any time prior to its exercise at the Joint Annual Meeting by execution of a subsequent proxy card, by written notice to the Fund's secretary or by voting in person at the Joint Annual Meeting.

YOUR VOTE IS NEEDED! IF NOT VOTING ELECTRONICALLY OR BY TELEPHONE, PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE REQUIRED.

If you have any questions regarding the execution of the proxy, please call Georgeson Shareholder Communications Inc. at 800-561-3991.

        PLEASE BE SURE TO SIGN AND DATE THIS PROXY ON THE REVERSE SIDE.

              (CONTINUED, AND TO BE SIGNED, ON THE REVERSE SIDE.)

INSTRUCTIONS FOR VOTING YOUR PROXY

Scudder Municipal Income Trust offers shareholders of record three alternative ways of voting their proxies:

        - By Telephone
        - Through the Internet (using a browser)
        - By Mail (traditional method)

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had mailed your proxy card. We encourage you to use these cost effective and convenient ways of voting.

TELEPHONE VOTING:

Available only until 4:00 p.m. Eastern time May 24, 2005.

        - Call Toll-Free: 1-800-932-9931 on any touch-tone telephone to authorize voting of your shares. You may call 24 hours a day, 7 days a week. You will be prompted to follow simple instructions.
        - Your vote will be confirmed and cast as you directed.

INTERNET VOTING:

Available only until 4:00 p.m. Eastern time on May 24, 2005.

        - Visit the Internet voting Website at http://proxy.georgeson.com.
        - Enter the COMPANY NUMBER AND CONTROL NUMBER shown below and follow the instructions on your screen.
        - You will incur only your usual Internet charges.

VOTING BY MAIL:

        - Simply sign and date your proxy card and return it in the postage-paid envelope.

                --------------                  --------------
                COMPANY NUMBER                  CONTROL NUMBER
                --------------                  --------------


                                     PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING.
------------------------------------------------------------------------------------------------------------------------------------

/X/     TO VOTE, MARK BLOCKS
        BELOW IN BLUE OR BLACK
        INK AS INDICATED AT LEFT


               THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. ALL MATTERS HAVE BEEN PROPOSED BY THE FUND.
                                      THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ALL ITEMS.

                                        FOR   WITHHOLD   FOR ALL
                                        ALL     ALL       EXCEPT                                      FOR   AGAINST   ABSTAIN
1. To elect seven Trustees to           / /    / /        / /         2. To ratify the selection of   / /    / /        / /
   the Board of the Fund:                                                Ernst & Young LLP as the
                                                                         Fund's independent
   01) John W. Ballantine, 02) Donald L. Dunaway,                        auditors for the current
   03) James R. Edgar, 04) Paul K. Freeman,                              fiscal year.
   05) Robert B. Hoffman, 06) William McClayton,
   07) Shirley D. Peterson

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK
THE "FOR ALL EXCEPT" BOX AND WRITE THE NOMINEE'S NUMBER ON THE
LINE PROVIDED BELOW.

------------------------------------------


                                                                          ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS
                                                                          DIRECTED. IF NO INSTRUCTIONS ARE INDICATED ON A
                                                                          PROPERLY EXECUTED PROXY, THE PROXY WILL BE VOTED AS
                                                                          RECOMMENDED BY THE BOARD OF TRUSTEES. ALL ABSTAIN
                                                                          VOTES WILL BE COUNTED IN DETERMINING THE EXISTENCE
                                                                          OF A QUORUM AT THE MEETING.

                                                                          TO VOTE BY TOUCH-TONE PHONE OR INTERNET, SEE
                                                                          INSTRUCTIONS ABOVE.

                                                                          Signature
                                                                                   ------------------------------------------
                                                                          Date
                                                                              -----------------------------------------------
                                                                          Signature (Joint)
                                                                                           ----------------------------------
                                                                          Date
                                                                              -----------------------------------------------

                                                                          Note: All registered owners of accounts shown above
                                                                          must sign. Please sign exactly as your name appears
                                                                          on this Proxy. If signing for a corporation, estate
                                                                          or trust, please indicate your capacity or title.

           PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------------

PROXY

                 SCUDDER MUNICIPAL INCOME TRUST - COMMON SHARES
           FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS MAY 25, 2005

The signers of this proxy hereby appoint Daniel O. Hirsch, Philip J. Collora, John Millette and Caroline Pearson, and each of them, attorneys and proxies, with power of substitution in each, to vote all shares for the signers at the Joint Annual Meeting of Shareholders to be held at the offices of Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154 on May 25, 2005 at 11:00 a.m. Eastern time and at any adjournments or postponements thereof, as specified herein and on any matters incident to the conduct of this meeting or any other business that may properly come before this meeting. I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement relating to the Joint Annual Meeting.

This instruction may be revoked at any time prior to its exercise at the Joint Annual Meeting by execution of a subsequent proxy card, by written notice to the Fund's secretary or by voting in person at the Joint Annual Meeting.

YOUR VOTE IS NEEDED! IF NOT VOTING ELECTRONICALLY OR BY TELEPHONE, PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE REQUIRED.

If you have any questions regarding the execution of the proxy, please call Georgeson Shareholder Communications Inc. at 800-561-3991.

        PLEASE BE SURE TO SIGN AND DATE THIS PROXY ON THE REVERSE SIDE.

              (CONTINUED, AND TO BE SIGNED, ON THE REVERSE SIDE.)

                                     PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING.
------------------------------------------------------------------------------------------------------------------------------------

/X/     TO VOTE, MARK BLOCKS
        BELOW IN BLUE OR BLACK
        INK AS INDICATED AT LEFT


               THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. ALL MATTERS HAVE BEEN PROPOSED BY THE FUND.
                                      THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ALL ITEMS.

                                        FOR   WITHHOLD   FOR ALL
                                        ALL     ALL       EXCEPT                                      FOR   AGAINST   ABSTAIN
1. To elect nine Trustees to            / /    / /        / /         2. To ratify the selection of   / /    / /        / /
   the Board of the Fund:                                                Ernst & Young LLP as the
                                                                         Fund's independent
   01) John W. Ballantine, 02) Donald L. Dunaway,                        auditors for the current
   03) James R. Edgar, 04) Paul K. Freeman,                              fiscal year.
   05) Robert B. Hoffman, 06) William McClayton,
   07) Shirley D. Peterson, 08) William N. Shiebler,
   09) Robert H. Wadsworth

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK
THE "FOR ALL EXCEPT" BOX AND WRITE THE NOMINEE'S NUMBER ON THE
LINE PROVIDED BELOW.

------------------------------------------


                                                                          ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS
                                                                          DIRECTED. IF NO INSTRUCTIONS ARE INDICATED ON A
                                                                          PROPERLY EXECUTED PROXY, THE PROXY WILL BE VOTED AS
                                                                          RECOMMENDED BY THE BOARD OF TRUSTEES. ALL ABSTAIN
                                                                          VOTES WILL BE COUNTED IN DETERMINING THE EXISTENCE
                                                                          OF A QUORUM AT THE MEETING.

                                                                          Signature
                                                                                   ------------------------------------------
                                                                          Date
                                                                              -----------------------------------------------
                                                                          Signature (Joint)
                                                                                           ----------------------------------
                                                                          Date
                                                                              -----------------------------------------------

                                                                          Note: All registered owners of accounts shown above
                                                                          must sign. Please sign exactly as your name appears
                                                                          on this Proxy. If signing for a corporation, estate
                                                                          or trust, please indicate your capacity or title.

           PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------------

PROXY

               SCUDDER MUNICIPAL INCOME TRUST - PREFERRED SHARES
           FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS MAY 25, 2005

The signers of this proxy hereby appoint Daniel O. Hirsch, Philip J. Collora, John Millette and Caroline Pearson, and each of them, attorneys and proxies, with power of substitution in each, to vote all shares for the signers at the Joint Annual Meeting of Shareholders to be held at the offices of Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154 on May 25, 2005 at 11:00 a.m. Eastern time and at any adjournments or postponements thereof, as specified herein and on any matters incident to the conduct of this meeting or any other business that may properly come before this meeting. I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement relating to the Joint Annual Meeting.

This instruction may be revoked at any time prior to its exercise at the Joint Annual Meeting by execution of a subsequent proxy card, by written notice to the Fund's secretary or by voting in person at the Joint Annual Meeting.

YOUR VOTE IS NEEDED! PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE REQUIRED.

If you have any questions regarding the execution of the proxy, please call Georgeson Shareholder Communications Inc. at 800-561-3991.

        PLEASE BE SURE TO SIGN AND DATE THIS PROXY ON THE REVERSE SIDE.

              (CONTINUED, AND TO BE SIGNED, ON THE REVERSE SIDE.)

INSTRUCTIONS FOR VOTING YOUR PROXY

Scudder Strategic Municipal Income Trust offers shareholders of record three alternative ways of voting their proxies:

        - By Telephone
        - Through the Internet (using a browser)
        - By Mail (traditional method)

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had mailed your proxy card. We encourage you to use these cost effective and convenient ways of voting.

TELEPHONE VOTING:

Available only until 4:00 p.m. Eastern time May 24, 2005.

        - Call Toll-Free: 1-800-932-9931 on any touch-tone telephone to authorize voting of your shares. You may call 24 hours a day, 7 days a week. You will be prompted to follow simple instructions.
        - Your vote will be confirmed and cast as you directed.

INTERNET VOTING:

Available only until 4:00 p.m. Eastern time on May 24, 2005.

        - Visit the Internet voting Website at http://proxy.georgeson.com.
        - Enter the COMPANY NUMBER AND CONTROL NUMBER shown below and follow the instructions on your screen.
        - You will incur only your usual Internet charges.

VOTING BY MAIL:

        - Simply sign and date your proxy card and return it in the postage-paid envelope.

                --------------                  --------------
                COMPANY NUMBER                  CONTROL NUMBER
                --------------                  --------------


                                     PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING.
------------------------------------------------------------------------------------------------------------------------------------

/X/     TO VOTE, MARK BLOCKS
        BELOW IN BLUE OR BLACK
        INK AS INDICATED AT LEFT


               THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. ALL MATTERS HAVE BEEN PROPOSED BY THE FUND.
                                      THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ALL ITEMS.

                                        FOR   WITHHOLD   FOR ALL
                                        ALL     ALL       EXCEPT                                      FOR   AGAINST   ABSTAIN
1. To elect seven Trustees to           / /    / /        / /         2. To ratify the selection of   / /    / /        / /
   the Board of the Fund:                                                Ernst & Young LLP as the
                                                                         Fund's independent
   01) John W. Ballantine, 02) Donald L. Dunaway,                        auditors for the current
   03) James R. Edgar, 04) Paul K. Freeman,                              fiscal year.
   05) Robert B. Hoffman, 06) William McClayton,
   07) Shirley D. Peterson

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK
THE "FOR ALL EXCEPT" BOX AND WRITE THE NOMINEE'S NUMBER ON THE
LINE PROVIDED BELOW.

------------------------------------------


                                                                          ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS
                                                                          DIRECTED. IF NO INSTRUCTIONS ARE INDICATED ON A
                                                                          PROPERLY EXECUTED PROXY, THE PROXY WILL BE VOTED AS
                                                                          RECOMMENDED BY THE BOARD OF TRUSTEES. ALL ABSTAIN
                                                                          VOTES WILL BE COUNTED IN DETERMINING THE EXISTENCE
                                                                          OF A QUORUM AT THE MEETING.

                                                                          TO VOTE BY TOUCH-TONE PHONE OR INTERNET, SEE
                                                                          INSTRUCTIONS ABOVE.

                                                                          Signature
                                                                                   ------------------------------------------
                                                                          Date
                                                                              -----------------------------------------------
                                                                          Signature (Joint)
                                                                                           ----------------------------------
                                                                          Date
                                                                              -----------------------------------------------

                                                                          Note: All registered owners of accounts shown above
                                                                          must sign. Please sign exactly as your name appears
                                                                          on this Proxy. If signing for a corporation, estate
                                                                          or trust, please indicate your capacity or title.

           PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------------

PROXY

            SCUDDER STRATEGIC MUNICIPAL INCOME TRUST - COMMON SHARES FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS MAY 25, 2005

The signers of this proxy hereby appoint Daniel O. Hirsch, Philip J. Collora, John Millette and Caroline Pearson, and each of them, attorneys and proxies, with power of substitution in each, to vote all shares for the signers at the Joint Annual Meeting of Shareholders to be held at the offices of Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154 on May 25, 2005 at 11:00 a.m. Eastern time and at any adjournments or postponements thereof, as specified herein and on any matters incident to the conduct of this meeting or any other business that may properly come before this meeting. I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement relating to the Joint Annual Meeting.

This instruction may be revoked at any time prior to its exercise at the Joint Annual Meeting by execution of a subsequent proxy card, by written notice to the Fund's secretary or by voting in person at the Joint Annual Meeting.

YOUR VOTE IS NEEDED! IF NOT VOTING ELECTRONICALLY OR BY TELEPHONE, PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE REQUIRED.

If you have any questions regarding the execution of the proxy, please call Georgeson Shareholder Communications Inc. at 800-561-3991.

        PLEASE BE SURE TO SIGN AND DATE THIS PROXY ON THE REVERSE SIDE.

              (CONTINUED, AND TO BE SIGNED, ON THE REVERSE SIDE.)

                                     PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING.
------------------------------------------------------------------------------------------------------------------------------------

/X/     TO VOTE, MARK BLOCKS
        BELOW IN BLUE OR BLACK
        INK AS INDICATED AT LEFT


               THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. ALL MATTERS HAVE BEEN PROPOSED BY THE FUND.
                                      THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ALL ITEMS.

                                        FOR   WITHHOLD   FOR ALL
                                        ALL     ALL       EXCEPT                                      FOR   AGAINST   ABSTAIN
1. To elect nine Trustees to            / /    / /        / /         2. To ratify the selection of   / /    / /        / /
   the Board of the Fund:                                                Ernst & Young LLP as the
                                                                         Fund's independent
   01) John W. Ballantine, 02) Donald L. Dunaway,                        auditors for the current
   03) James R. Edgar, 04) Paul K. Freeman,                              fiscal year.
   05) Robert B. Hoffman, 06) William McClayton,
   07) Shirley D. Peterson, 08) William N. Shiebler,
   09) Robert H. Wadsworth

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK
THE "FOR ALL EXCEPT" BOX AND WRITE THE NOMINEE'S NUMBER ON THE
LINE PROVIDED BELOW.

------------------------------------------


                                                                          ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS
                                                                          DIRECTED. IF NO INSTRUCTIONS ARE INDICATED ON A
                                                                          PROPERLY EXECUTED PROXY, THE PROXY WILL BE VOTED AS
                                                                          RECOMMENDED BY THE BOARD OF TRUSTEES. ALL ABSTAIN
                                                                          VOTES WILL BE COUNTED IN DETERMINING THE EXISTENCE
                                                                          OF A QUORUM AT THE MEETING.


                                                                          Signature
                                                                                   ------------------------------------------
                                                                          Date
                                                                              -----------------------------------------------
                                                                          Signature (Joint)
                                                                                           ----------------------------------
                                                                          Date
                                                                              -----------------------------------------------

                                                                          Note: All registered owners of accounts shown above
                                                                          must sign. Please sign exactly as your name appears
                                                                          on this Proxy. If signing for a corporation, estate
                                                                          or trust, please indicate your capacity or title.

           PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------------

PROXY

          SCUDDER STRATEGIC MUNICIPAL INCOME TRUST - PREFERRED SHARES
           FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS MAY 25, 2005

The signers of this proxy hereby appoint Daniel O. Hirsch, Philip J. Collora, John Millette and Caroline Pearson, and each of them, attorneys and proxies, with power of substitution in each, to vote all shares for the signers at the Joint Annual Meeting of Shareholders to be held at the offices of Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154 on May 25, 2005 at 11:00 a.m. Eastern time and at any adjournments or postponements thereof, as specified herein and on any matters incident to the conduct of this meeting or any other business that may properly come before this meeting. I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement relating to the Joint Annual Meeting.

This instruction may be revoked at any time prior to its exercise at the Joint Annual Meeting by execution of a subsequent proxy card, by written notice to the Fund's secretary or by voting in person at the Joint Annual Meeting.

YOUR VOTE IS NEEDED! PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE REQUIRED.

        If you have any questions regarding the execution of the proxy, please call Georgeson Shareholder Communications Inc. at 800-561-3991.

        PLEASE BE SURE TO SIGN AND DATE THIS PROXY ON THE REVERSE SIDE.

              (CONTINUED, AND TO BE SIGNED, ON THE REVERSE SIDE.)

INSTRUCTIONS FOR VOTING YOUR PROXY

Scudder Strategic Income Trust offers shareholders of record three alternative ways of voting their proxies:

        - By Telephone
        - Through the Internet (using a browser)
        - By Mail (traditional method)

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had mailed your proxy card. We encourage you to use these cost effective and convenient ways of voting.

TELEPHONE VOTING:

Available only until 4:00 p.m. Eastern time May 24, 2005.

        - Call Toll-Free: 1-877-260-0394 on any touch-tone telephone to authorize voting of your shares. You may call 24 hours a day, 7 days a week. You will be prompted to follow simple instructions.
        - Your vote will be confirmed and cast as you directed.

INTERNET VOTING:

Available only until 4:00 p.m. Eastern time on May 24, 2005.

        - Visit the Internet voting Website at http://proxy.georgeson.com.
        - Enter the COMPANY NUMBER AND CONTROL NUMBER shown below and follow the instructions on your screen.
        - You will incur only your usual Internet charges.

VOTING BY MAIL:

        - Simply sign and date your proxy card and return it in the postage-paid envelope.

                --------------                  --------------
                COMPANY NUMBER                  CONTROL NUMBER
                --------------                  --------------


                                     PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING.
------------------------------------------------------------------------------------------------------------------------------------

/X/     TO VOTE, MARK BLOCKS
        BELOW IN BLUE OR BLACK
        INK AS INDICATED AT LEFT


               THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. ALL MATTERS HAVE BEEN PROPOSED BY THE FUND.
                                      THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ALL ITEMS.

                                        FOR   WITHHOLD   FOR ALL
                                        ALL     ALL       EXCEPT                                      FOR   AGAINST   ABSTAIN
1. To elect nine Trustees to            / /    / /        / /         2. To ratify the selection of   / /    / /        / /
   the Board of the Fund:                                                Ernst & Young LLP as the
                                                                         Fund's independent
   01) John W. Ballantine, 02) Donald L. Dunaway,                        auditors for the current
   03) James R. Edgar, 04) Paul K. Freeman,                              fiscal year.
   05) Robert B. Hoffman, 06) William McClayton,
   07) Shirley D. Peterson, 08) William N. Shiebler,
   09) Robert H. Wadsworth

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK
THE "FOR ALL EXCEPT" BOX AND WRITE THE NOMINEE'S NUMBER ON THE
LINE PROVIDED BELOW.

------------------------------------------


                                                                          ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS
                                                                          DIRECTED. IF NO INSTRUCTIONS ARE INDICATED ON A
                                                                          PROPERLY EXECUTED PROXY, THE PROXY WILL BE VOTED AS
                                                                          RECOMMENDED BY THE BOARD OF TRUSTEES. ALL ABSTAIN
                                                                          VOTES WILL BE COUNTED IN DETERMINING THE EXISTENCE
                                                                          OF A QUORUM AT THE MEETING.

                                                                          TO VOTE BY TOUCH-TONE PHONE OR INTERNET, SEE
                                                                          INSTRUCTIONS ABOVE.

                                                                          Signature
                                                                                   ------------------------------------------
                                                                          Date
                                                                              -----------------------------------------------
                                                                          Signature (Joint)
                                                                                           ----------------------------------
                                                                          Date
                                                                              -----------------------------------------------

                                                                          Note: All registered owners of accounts shown above
                                                                          must sign. Please sign exactly as your name appears
                                                                          on this Proxy. If signing for a corporation, estate
                                                                          or trust, please indicate your capacity or title.

           PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------------

PROXY

                         SCUDDER STRATEGIC INCOME TRUST
           FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS MAY 25, 2005

The signers of this proxy hereby appoint Daniel O. Hirsch, Philip J. Collora, John Millette and Caroline Pearson, and each of them, attorneys and proxies, with power of substitution in each, to vote all shares for the signers at the Joint Annual Meeting of Shareholders to be held at the offices of Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154 on May 25, 2005 at 11:00 a.m. Eastern time and at any adjournments or postponements thereof, as specified herein and on any matters incident to the conduct of this meeting or any other business that may properly come before this meeting. I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement relating to the Joint Annual Meeting.

This instruction may be revoked at any time prior to its exercise at the Joint Annual Meeting by execution of a subsequent proxy card, by written notice to the Fund's secretary or by voting in person at the Joint Annual Meeting.

YOUR VOTE IS NEEDED! IF NOT VOTING ELECTRONICALLY OR BY TELEPHONE, PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE REQUIRED.

        If you have any questions regarding the execution of the proxy, please call Georgeson Shareholder Communications Inc. at 800-561-3991.

        PLEASE BE SURE TO SIGN AND DATE THIS PROXY ON THE REVERSE SIDE.

              (CONTINUED, AND TO BE SIGNED, ON THE REVERSE SIDE.)